Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC. (the “Fund”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Fund held of record by the undersigned on June 8, 2015 at the special meeting of shareholders of the Fund to be held on August 6, 2015 or any adjournment, postponement or delay thereof.  The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	MYM_26676_042415

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds
Special Meeting of Shareholders to Be Held on August 6, 2015.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/blk-26676

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.  THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:     ¢

1(A).
The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Michigan Quality Fund, Inc. and the transactions contemplated therein, including the termination of the Fund's registration under the 1940 Act and the Fund's dissolution in accordance with its charter and Maryland law.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof.  If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MYM_26676_042415

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II, INC. (the “Fund”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Fund held of record by the undersigned on June 8, 2015 at the special meeting of shareholders of the Fund to be held on August 6, 2015 or any adjournment, postponement or delay thereof.  The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	MYM_26676_042415

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds
Special Meeting of Shareholders to Be Held on August 6, 2015.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/blk-26676

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.  THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:     ¢

2.
The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof.  If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MIY_26676_042415